                                                                    EXHIBIT 99.2


                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED: AUGUST 31, 1999

IN RE:                                 :     CASE NO.:    99-52111
                                             Chapter 11

                                       :     Judge:       Marilyn Shea-Stonum

DeVlieg-Bullard, Inc.
Debtor                                 :

                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]     Operating Statement                  (Form 2)
         [X]     Balance Sheet                        (Form 3)
         [X]     Summary of Operations                (Form 4)
         [X]     Monthly Cash Statement               (Form 5)
         [X]     Statement of Compensation            (Form 6)
         [ ]
                 ----------------------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases IS/IS NOT in effect; and (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases ARE/ARE NOT current. (Explain on separate sheet if not true.)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

         Dated:        10-20-99          /s/ Scott Gerhartz
                     ------------        ---------------------------------------
                                         Debtor in Possession


                                         Vice President - Finance   815-282-4100
                                         ---------------------------------------
                                         Title                      Phone

                         OPERATING STATEMENT (P&L) TOTAL               REVISED
                                 (ACCRUAL BASIS)

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                             Month Ending: 31-Aug-99
                                           ----------


                                          Current             Total
                                           Month           Since Filing         7/31/99
                                        -----------        ------------       -----------
Total Revenue / Sales                   $ 5,132,303        $ 7,254,303        $ 2,122,000
Cost of Sales                           $ 3,027,663        $ 4,581,163        $ 1,553,500
Amortization                            $   125,000        $   187,500        $    62,500
                                        -----------        -----------        -----------
Gross Profit                            $ 1,979,640        $ 2,485,640        $   506,000
                                        ===========        ===========        ===========
     EXPENSES:
Officer Compensation                    $    59,000        $    93,000        $    34,000
Salary Expenses                         $   752,206        $ 1,188,206        $   436,000
Employee Benefits & Pensions            $   131,103        $   243,103        $   112,000
Payroll Taxes                           $    85,893        $   125,893        $    40,000
Other Taxes                             $     8,000        $    11,000        $     3,000
Rent & Lease Expense                    $   137,475        $   231,475        $    94,000
Interest Expense                        $   319,000        $   321,000        $     2,000
Insurance                               $    10,000        $    12,000        $     2,000
Automobile & Truck Expense              $     2,813        $    56,813        $    54,000
Utilities                               $   135,130        $   224,130        $    89,000
Depreciation                            $   135,083        $   190,083        $    55,000
Travel and Entertainment                $    98,253        $   128,253        $    30,000
Repairs and Maintenance                 $    16,200        $    59,200        $    43,000
Advertising                             $    15,000        $    27,000        $    12,000
Supplies, Office Expenses, etc          $    92,890        $   121,890        $    29,000
Other Administrative                    $   187,931        $   840,931        $   653,000
                                        -----------        -----------        -----------
TOTAL EXPENSES:                         $ 2,185,977        $ 3,873,977        $ 1,688,000
                                        -----------        -----------        -----------
NET OPERATING PROFIT / (LOSS)           $  (206,337)       $(1,388,337)       $(1,182,000)
                                        ===========        ===========        ===========
Add:    Non-Operating Income:
                Interest Income         $        --        $        --        $        --
                Other Income            $     1,000        $     1,000        $        --

Add:    Non-Operating Expenses:
                Professional Fees       $  (278,000)       $  (478,000)       $  (200,000)
                Other                   $   (35,000)       $   (42,000)       $    (7,000)
                                        -----------        -----------        -----------
NET INCOME / (LOSS)                     $  (518,337)       $(1,907,337)       $(1,389,000)
                                        ===========        ===========        ===========

Date:
       ------------              -----------------------------------------------

                          BALANCE SHEET - CONSOLIDATED                 REVISED

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending:  31-Aug-99
                                        ---------


ASSETS:                               CURRENT MONTH         PRIOR MONTH           AT FILING
                                      -------------        -------------        -------------
Cash                                  $      65,000        $     192,000        $     330,000
Inventory                             $  34,887,000        $  36,544,000        $  36,580,500
Accounts Receivable                   $  13,039,596        $  11,572,000        $  11,660,000
Insider Receivables                   $       7,000        $       7,000        $       7,000
Land and Buildings                    $   3,061,000        $   3,061,000        $   3,061,000
Furniture, Fixtures, & Equip          $  20,946,000        $  20,946,000        $  20,946,000
Accumulated Depreciation              $ (17,032,674)       $ (16,956,000)       $ (16,811,000)
Other: Prepaid                        $   2,889,000        $   2,055,000        $   1,964,000
Other: Intangibles                    $  44,089,000        $  44,367,000        $  44,431,500
                                      -------------        -------------        -------------
TOTAL ASSETS:                         $ 101,950,922        $ 101,788,000        $ 102,169,000
                                      =============        =============        =============
LIABILITIES:

POSTPETITION LIABILITIES
Accounts Payable                      $     455,000        $     452,000        $          --
Wages and Salaries                    $     355,000        $      53,000        $          --
Taxes Payable                         $      55,000        $          --        $          --
Other:                                $     397,775        $     349,000        $          --
                                      -------------        -------------        -------------
TOTAL POSTPETITION LIABILITIES        $   1,262,775        $     854,000        $          --
                                      =============        =============        =============
SECURED LIABILITIES:
Subject to Postpetition
Collateral or Financing Order         $  27,039,484        $  26,395,000        $  26,678,000
All Other Secured Liab                $   1,047,000        $   1,047,000        $   1,047,000
                                      -------------        -------------        -------------
TOTAL SECURED LIABILITIES:            $  28,086,484        $  27,442,000        $  27,725,000
                                      =============        =============        =============
PREPETITION LIABILITIES
Taxes and Other Priority Liab         $   2,093,000        $   2,247,000        $   2,247,000
Unsecured Liabilities                 $  68,620,000        $  68,608,000        $  68,171,000
Other: Insider Payable                $   3,317,000        $   3,317,000        $   3,317,000
                                      -------------        -------------        -------------
TOTAL PREPETITION LIAB                $  74,030,000        $  74,172,000        $  73,735,000
                                      =============        =============        =============
EQUITY:

Owners Capital                        $  16,765,000        $  16,765,000        $  16,765,000
Retained Earnings-Pre Pet             $ (16,286,000) (1)   $ (16,056,000)       $ (16,056,000)
Retained Earnings-Post Pet            $  (1,907,337)       $  (1,389,000)       $          --
                                      -------------        -------------        -------------
TOTAL EQUITY:                         $  (1,428,337)       $    (680,000)       $     709,000
                                      =============        =============        =============
TOTAL LIABILITIES
AND EQUITY:                           $ 101,950,922        $ 101,788,000        $ 102,169,000
                                      =============        =============        =============

(1) Prepetition retained earnings were charged $ 230,000 for prepetition accounts payable located subsequent to filing.

Date:
       ------------              -----------------------------------------------

                      SUMMARY OF OPERATIONS - CONSOLIDATED

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: 31-Aug-99
                                       ---------

                     SCHEDULE OF POSTPETITION TAXES PAYABLE

                                 BEGINNING      ACCRUED/       PAYMENTS/       ENDING
                                  BALANCE       WITHHELD       DEPOSITS        BALANCE
                                  -------       --------       --------       ---------
 INCOME TAXES WITHHELD:
 Federal:                         $    --       $158,000       $158,000       $      --
 State:                           $    --       $ 31,000       $ 31,000       $      --
 Local:                           $    --       $  5,000       $  5,000       $      --

 FICA WITHHELD:                   $    --       $ 86,000       $ 86,000       $      --

 EMPLOYERS FICA:                  $    --       $ 86,000       $ 86,000       $      --

 UNEMPLOYMENT TAX:
 Federal:                         $    --       $     --       $     --       $      --
 State:                           $    --       $     --       $     --       $      --

 SALES, USE & EXCISE TAXES:       $ 1,000       $     --       $  5,000       $  (4,000)

 PROPERTY TAXES:                  $44,000       $  4,000       $     --       $  48,000

 WORKERS' COMPENSATION            $51,000       $138,000       $     --       $ 189,000

 OTHER:                           $    --       $  1,000       $  1,000       $      --
                                  -------       --------       --------       ---------
 TOTALS:                          $96,000       $509,000       $372,000       $ 233,000
                                  =======       ========       ========       =========

                          AGING OF ACCOUNTS RECEIVABLE
                        AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                             0-30          OVER 30          OVER 60

Post Petition Accounts Payable       $  388,000       $   67,000       $       --

Accounts Receivable                  $7,957,000       $2,104,000       $3,082,000

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Date:
       ------------              -----------------------------------------------

                      MONTHLY CASH STATEMENT - CONSOLIDATED

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: 31-Aug-99
                                       ---------

Cash Activity Analysis (Cash Basis Only)

                              General         Payroll            Tax        Cash Collection
                              Account         Account          Account          Account
                            ----------       ---------        ---------       ----------
A. Beginning Balance        $  501,000       $  191,058       $       --      $     --

B. Receipts                 $2,862,000       $1,315,382       $       --      $     --

C. Balance Available        $3,363,000       $1,506,440       $       --      $     --

D. Less Disbursements       $3,296,000       $1,291,978       $       --      $     --
                            ----------       ----------       ----------      --------
E. Ending Balance           $   67,000       $  214,462       $       --      $     --
                            ==========       ==========       ==========      ========

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

GENERAL ACCOUNT:

       1. Depository Name & Location
                                    --------------------------------------------
       2. Account Number
                                    --------------------------------------------
          see attached schedule:     DeVlieg Other Accounts
                                    --------------------------------------------

PAYROLL ACCOUNT:

       1. Depository Name & Location
                                     -------------------------------------------
       2. Account Number
                                     -------------------------------------------
          see attached schedule:     DeVlieg Other Accounts
                                     -------------------------------------------

TAX ACCOUNT:
       1. Depository Name & Location
                                     -------------------------------------------
       2. Account Number
                                     -------------------------------------------
Other Monies on Hand (Specify type and location) ( I.e. CD's, petty cash)

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
          see attached schedule: DeVlieg Other Accounts

 Date:
       ------------              -----------------------------------------------

                             DEVLIEG OTHER ACCOUNTS

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: 31-Aug-99
                                       ---------


SERVICES GROUP
GENERAL ACCOUNT:

           1. Depository Name & Location National City Bank
                                         ---------------------------------------
           2. Account Number             628513872 & 628513933
                                         ---------------------------------------

PAYROLL ACCOUNT:

           1. Depository Name & Location Bank One
                                         ---------------------------------------
           2. Account Number             615841137 (Closed August 31, 1999)
                                         ---------------------------------------

Other Monies on Hand (Specify type and location) ( I.e. CD's, petty cash)

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

POWERMATIC
GENERAL ACCOUNT:

           1. Depository Name & Location First National Bank - McMinnville, TN
                                         ---------------------------------------
           2. Account Number             004-452-4
                                         ---------------------------------------
PAYROLL ACCOUNT:

           1. Depository Name & Location Union Planters - McMinnville, TN
                                         (Closed out as of 8/31/99)
                                         ---------------------------------------
           2. Account Number             0000 913855
                                         ---------------------------------------

Other Monies on Hand (Specify type and location) ( I.e. CDs, petty cash)

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

TOOLING SYSTEMS DIVISION
GENERAL ACCOUNT:

           1. Depository Name & Location Citizens Bank Frankenmuth, MI
                                         ---------------------------------------
           2. Account Number             4511613327
                                         ---------------------------------------
PAYROLL ACCOUNT:

           1. Depository Name & Location National City Bank - royal Oak, MI
                                         ---------------------------------------
           2. Account Number             628520562
                                         ---------------------------------------


Other Monies on Hand (Specify type and location) ( I.e. CD's, petty cash)

           National City Bank Acct. #: 628520925 - Balance: $.01
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

                  DEVLIEG - NOTES TO MONTHLY OPERATING REPORTS


Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: 31-Aug-99
                                       ----------


NOTES TO MONTHLY OPERATING REPORTS